Related Parties	6 Months Ended
Jun. 30, 2024
Related Parties [Abstract]
Related Parties

Note 6 - Related Parties

In May 2024 the Company’s board of directors updated the bonus plan to the Company’s officers for the year 2023, and determined that such bonuses will become effective and paid only after a capital raise, that will allow the initiation of the phase 3 clinical study, of at least $18 million. The aggregate amount of the potential bonus payable to the officers after such capital raise will be approximately $0.8 million.

In May 2024, the Company’s board of directors approved a bonus plan for 2024 for certain Company’s officers. The bonus plan defined specified millstones (in fields of clinic trail progress, regulatory affairs, business developments and capital raising).

On June 27, 2024, the Company’s annual general meeting of shareholders approved the following proposed resolutions, among others:

1.	An acceleration of the vesting of the 18,000 unvested options of Ms. Caren Deardorf, and extending the term of the unexercised options, such that they will expire 10 years from the date of grant

2.	To approve a 2024 bonus plan for Mr. Alon Ben-Noon, Chief Executive Officer of the Company, based on the achievement of certain Company milestones.

3.	To approve the renewal of Mr. Alon Ben-Noon’s employment agreement with the Company and in addition, an update to his salary in the event that the Company raises an aggregate of US25,000,000.

See also Note 5.